LETTER AGREEMENT
GLOBAL TECHNOLOGY INDUSTRIES, INC.

March  , 2006

GTI Holdings, LLC
375 Park Avenue, Suite 1505
New York, NY 10152

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Global Technology Industries, Inc. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) GTI Holdings, LLC shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, as may be required by the Company from time to time, situated at 375 Park Avenue, Suite 1505, New York, NY 10152 (or any successor location). In exchange therefor, the Company shall pay GTI Holdings, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

GLOBAL TECHNOLOGY INDUSTRIES, INC.

By: Robert B. Kay
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

GTI HOLDINGS, LLC

By:
Title: